LEGG MASON TAX-FREE INCOME FUND:
           Legg Mason Maryland Tax-Free Income Trust
         Legg Mason Pennsylvania Tax-Free Income Trust
       Legg Mason Tax-Free Intermediate-Term Income Trust
                         Primary Shares

        Supplement to the Prospectus dated July 31, 1997


     The Board of Trustees of Legg Mason Tax-Free Income Fund has approved the transfer of each Fund's advisory agreement with Legg Mason Fund Adviser, Inc. ("LMFA") to Legg Mason Capital Management, Inc. ("LMCM"). LMCM, like LMFA, is a wholly owned subsidiary of Legg Mason, Inc. The same individuals who managed each Fund for LMFA will continue to manage the Funds at LMCM. LMCM will receive the same fees from each Fund that were previously paid to LMFA for such services.

     Additionally, the Board of Trustees approved an administration agreement between LMFA and LMCM whereby LMFA would continue to provide administrative services to each Fund.

         The Date of this Supplement is March 10, 1998.


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                NAVIGATOR TAX-FREE INCOME FUNDS:
            Navigator Maryland Tax-Free Income Trust
          Navigator Pennsylvania Tax-Free Income Trust
       Navigator Tax-Free Intermediate-Term Income Trust

        Supplement to the Prospectus dated July 31, 1997


     The Board of Trustees of Legg Mason Tax-Free Income Fund has approved the transfer of each Fund's advisory agreement with Legg Mason Fund Adviser, Inc. ("LMFA") to Legg Mason Capital Management, Inc. ("LMCM"). LMCM, like LMFA, is a wholly owned subsidiary of Legg Mason, Inc. The same individuals who managed each Fund for LMFA will continue to manage the Funds at LMCM. LMCM will receive the same fees from each Fund that were previously paid to LMFA for such services.

     Additionally, the Board of Trustees approved an administration agreement between LMFA and LMCM whereby LMFA would continue to provide administrative services to each Fund.

          The Date of this Supplement is March 10, 1998.